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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported) November 15, 2000
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                        MMCA Auto Owner Trust 2000-2
                     (Issuer with respect to the Notes)
                        MMCA Auto Receivables Trust
                (Originator of MMCA Auto Owner Trust 2000-2)
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           (Exact Name of Registrant as Specified in its Charter)


                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


            333-85685                               33-0869011
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   (Commission File Number)              (I.R.S. Employer Identification No.)


       6363 Katella Avenue, Cypress, California             90630-5205
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      (Address of Principal Executive Offices)              (Zip Code)


                               (714) 236-1614
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.     OTHER EVENTS.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.


EXHIBI
 NO.  T                  DOCUMENT DESCRIPTION
------       --------------------------------------------
 1.1         Class A Underwriting Agreement
 1.2         Class B Underwriting Agreement
 3.1         Amended and Restated Trust Agreement of MART
 4.1         Amended and Restated Trust Agreement of the Issuer
 4.2         Sale and Servicing Agreement
 4.3         Indenture
 4.4         Administration Agreement
 10.1        Purchase Agreement
 10.2        Yield Supplement Agreement


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 21, 2000

                                           MMCA Auto Receivables Trust,
                                           as originator of MMCA Auto Owner
                                           Trust 2000-2


                                           By: /s/ Hideyuki Kitamura
                                              --------------------------
                                           Name:  Hideyuki Kitamura
                                           Title: Secretary & Treasurer



                             INDEX TO EXHIBITS




Exhibit No.  Document Description                               Sequential
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                                                                   Page No.
1.1          Class A Underwriting Agreement
1.2          Class B Underwriting Agreement
3.1          Amended and Restated Trust Agreement of MART
4.1          Amended and Restated Trust Agreement of the Issuer
4.2          Sale and Servicing Agreement
4.3          Indenture
4.4          Administration Agreement
10.1         Purchase Agreement
10.2         Yield Supplement Agreement